UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025 (August 22, 2025)

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 25, 2025, CareCloud, Inc. (the “Company” or “CareCloud”) filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Original Report”) to disclose that the Company, through one of its subsidiaries, had acquired Medsphere Systems Corporation, a Delaware corporation (“Medsphere”). This Amendment No. 1 (the “Amendment”) to the Original Report is being filed by the Company for the purpose of amending and supplementing Item 9.01 of the Original Report to include the annual audited and interim unaudited financial statements of Medsphere and the pro forma financial information required by Items 9.01(a) and (b) of Form 8-K and should be read in conjunction with the Original Report. Except as provided herein, the disclosures made in the Original Report remain unchanged.

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Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses or funds acquired.

The financial statements of Medsphere are filed as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

(b)	Pro forma financial information.

Pro forma financial information with respect to the acquisition of Medsphere is filed as Exhibit 99.3 to this Form 8-K and incorporated by reference herein.

(d)	Exhibits

	23.1	Consent of Tanner LLC.

	99.1	Audited financial statements of Medsphere as of December 31, 2024 and 2023 and for the years then ended.

	99.2	Unaudited interim financial statements of Medsphere as of June 30, 2025 and for the six months then ended.

	99.3	Unaudited pro forma condensed combined financial information with respect to the acquisitions of Medsphere, RevNu and Mesa (a) as of June 30, 2025, (b) for the six months ended June 30, 2025 and (c) for the year ended December 31, 2024.

	99.4	Supplemental information.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	October 31, 2025	By:	/s/ Norman Roth
Norman Roth
Interim Chief Financial Officer and Corporate Controller

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